EQUI-VEST® ExpressSM (Series 700)

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Summary Prospectus for New Investors

May 1, 2022

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH146650. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The EQUI-VEST® ExpressSM (Series 700) contracts are variable and fixed deferred annuity contracts offered as nonqualified annuity contracts for after-tax contributions and individual retirement annuity contracts. This Summary Prospectus only describes EQUI-VEST® ExpressSM (Series 700). The contracts provide for the accumulation of retirement savings and for income. The contracts offer death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options listed in Appendix “Portfolio Companies available under the contract” or in our fixed maturity options (collectively, the “investment options”). You should carefully read the accompanying prospectus for the fixed maturity options (the “FMO prospectus”), which contains additional information relating to the fixed maturity options.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your guaranteed benefit(s). This means that if you have already funded your guaranteed benefits, you may no longer be able to increase your guaranteed benefits.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Important information you should consider about the contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 7 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

If amounts are withdrawn from a fixed maturity option before the maturity date, there will be a market value adjustment which could greatly reduce the value in your fixed maturity option. See the FMO prospectus for more information.

For additional information about the charges for surrenders and early withdrawals charges see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks or third-party transfers or exchanges).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)

The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending if you choose the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract(1)	0.95%	2.00%
	Investment options (Portfolio fees and expenses)(2)	0.56%	1.47%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2021 and could change from year to year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract or make any other transactions, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $2,284	Highest Annual Cost $2,975

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract, optional benefits and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

	For additional information about ongoing fees and expenses see “Fee Table” in the prospectus.
RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value. For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

RISKS
Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. For additional information about the investment profile of the contract see “Fee Table” in the prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the fixed maturity options, has its own unique risks. You should review the variable investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options” and “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus, as well as, “Risk factors” in the FMO prospectus. See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and optional benefits. The general obligations, fixed maturity options, and any optional benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

For more information see “About Separate Account A” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the Contract” in the Prospectus. See also the FMO prospectus.

Optional Benefits

At any time, we have the right to limit or terminate your contributions to the contract. If you have a guaranteed benefit (which is also known as an optional benefit) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract you may no longer be able to fund your guaranteed benefit.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For more information, see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios and the fixed maturity options during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Variable investment options;

•	Fixed maturity options (see the FMO prospectus for more information);

•	Principal assurance allocation program for fixed maturity options; and

•	General Dollar Cost Averaging option.

For additional information about each underlying Portfolio see Appendix: “Portfolio Companies available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Access to Your Money

During the accumulation phase you can take free withdrawals from your contract up to 10% of your account value without paying a withdrawal charge. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Death Benefit

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals.

Principal assurance allocation

Under this allocation program, you select a fixed maturity option and we specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option’s maturity date.

Rebalancing and General Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer a rebalancing program that you can use to automatically reallocate your account value among your account variable investment options. You can also elect to allocate your investments using the general dollar cost averaging program at no additional charge. Generally, you may not elect both the general dollar cost averaging program and the rebalancing option.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefit is available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with General Dollar Cost Averaging
General Dollar Cost Averaging	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Principal assurance allocation	If you select a fixed maturity option, we will specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option’s maturity date.	Optional	No Charge		• Only available for annuitant ages 75 or younger when the contract is issued • Withdrawals could significantly reduce amounts

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $20 for each type of contract, but in some instances a minimum contribution of $50 is required to purchase a contract. Subsequent contributions are allowed up to a certain maximum contribution limit.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. This means that if you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of contributions to the contract you may no longer be able to fund your Guaranteed benefits. This means that you may no longer be able to increase your Guaranteed benefits.

When initial and subsequent contributions are credited

Initial Contribution

Your initial contribution must generally be accompanied by an application and any other form we need to process the contributions. If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract. Please see the tables in the “How you can contribute to your contract” in “Purchasing the Contract” to the prospectus for detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in Your Contract

Accessing your money

You have several ways to withdraw your account value before annuity payments begin. Depending on your type of contract, you may generally take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. Additionally, you may take a loan (if permitted by your Plan). You may also surrender your contract to receive its cash value at any time. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any optional guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1⁄2.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in this prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, transfers or request special services. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	7.00%
Transfer Fee	None
Third Party Transfer or Exchange Fee(2)	$65
Special Service Charges(3)	$90

(1)

Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge. The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be “contract year 1”.

Contract Year
1	2	3	4	5	6	7	8+
7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%

(2)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(3)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Administrative Charge(1)	$65(2)
Base Contract Expenses (as an percentage of daily net assets in the variable investment options)	2.00%(3)

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is $30. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the administrative charge for that year. During the first two contract years, this charge, if it applies, is equal to the lesser of $30 or 2% of your account value plus any amount previously withdrawn during the contract year.

(2)	There is no administrative charge if your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts) on the last day of your contract year.
(3)	The current range for the Base Contract Expenses is 0.95% to 2.00%.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See “Appendix: Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2021, and may fluctuate from year to year.

Annual Portfolio Expenses	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses)*	0.56%	1.47%

*	“Annual Portfolio Expenses” may be based, in part, on estimated amounts of such expenses.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses and optional benefits available for an additional charge.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$10,029	$15,765	$21,607	$38,741	$3,644	$11,079	$18,718	$38,741

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146650. You can request this information at no cost by calling 877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Asset Allocation	1290 VT DoubleLine Dynamic Allocation – EIMG; DoubleLine Capital LP	1.20%^	10.10%	9.09%	—
Equity	1290 VT Equity Income – EIMG; Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a Barrow Hanley Global Investors	0.95%^	26.40%	8.90%	11.12%
Specialty	1290 VT GAMCO Mergers & Acquisitions – EIMG; GAMCO Asset Management, Inc.	1.28%^	11.34%	3.81%	4.69%
Equity	1290 VT GAMCO Small Company Value – EIMG; GAMCO Asset Management, Inc.	1.05%	25.15%	10.62%	12.52%
Fixed Income	1290 VT High Yield Bond – EIMG; AXA Investment Managers US Inc., Post Advisory Group, LLC	1.05%^	3.95%	5.41%	—
Equity	1290 VT Small Cap Value – EIMG; Blackrock Investment Management, LLC, Horizon Kinetics Asset Management LLC	1.15%^	38.52%	11.39%	—
Equity	1290 VT SmartBeta Equity ESG – EIMG; AXA Investment Managers US Inc.	1.10%^	23.08%	14.65%	—
Equity	1290 VT Socially Responsible – EIMG; BlackRock Investment Management, LLC	0.90%	30.29%	18.59%	16.53%
Equity	EQ/2000 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.82%	13.92%	11.15%	12.35%
Equity	EQ/400 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.84%	23.63%	12.12%	13.11%
Equity	EQ/500 Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.78%	27.63%	17.09%	15.30%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ – EIMG; AllianceBernstein L.P.	1.10%	12.04%	7.57%	6.90%
Equity	EQ/AB Small Cap Growth – EIMG; AllianceBernstein L.P.	0.90%	12.90%	17.28%	14.90%
Asset Allocation	EQ/Aggressive Allocation† – EIMG	1.14%	17.14%	12.85%	11.45%
Asset Allocation	EQ/Aggressive Growth Strategy† – EIMG	1.00%	16.82%	12.01%	—
Asset Allocation	EQ/All Asset Growth Allocation – EIMG	1.23%	10.92%	9.71%	8.15%
Equity	EQ/American Century Mid Cap Value – EIMG; American Century Investment Management, Inc.	1.00%^	23.02%	—	—
Asset Allocation	EQ/Balanced Strategy† – EIMG	0.97%	9.48%	8.20%	7.23%
Equity	EQ/Capital Group Research – EIMG; Capital International, Inc.	0.97%^	23.06%	19.20%	16.34%
Equity	EQ/ClearBridge Large Cap Growth ESG – EIMG; ClearBridge Investments, LLC	1.00%^	21.67%	21.34%	16.67%
Equity	EQ/ClearBridge Select Equity Managed Volatility† – EIMG; Blackrock Investment Management, LLC, ClearBridge Investments, LLC	1.06%^	25.06%	18.48%	15.36%
Equity	EQ/Common Stock Index – EIMG; AllianceBernstein L.P.	0.68%	24.93%	17.20%	15.53%
Asset Allocation	EQ/Conservative Allocation† – EIMG	1.00%^	2.70%	4.46%	3.64%
Asset Allocation	EQ/Conservative Growth Strategy† – EIMG	0.96%	7.08%	6.87%	6.00%
Asset Allocation	EQ/Conservative Strategy† – EIMG	0.95%	2.50%	4.26%	3.53%
Asset Allocation	EQ/Conservative-Plus Allocation† – EIMG	1.07%	6.76%	6.90%	5.90%
Fixed Income	EQ/Core Bond Index – EIMG; SSGA Funds Management, Inc.	0.65%^	-2.08%	2.34%	1.74%

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	EQ/Core Plus Bond – EIMG; AXA Investment Managers, US Inc., Brandywine Global Investment Management, LLC, Loomis, Sayles & Company, L.P.	0.95%^	-1.53%	4.19%	2.98%
Equity	EQ/Emerging Markets Equity PLUS – EIMG; AllianceBernstein L.P., EARNEST Partners, LLC	1.27%^	-0.55%	8.76%	—
Equity	EQ/Equity 500 Index – EIMG; AllianceBernstein L.P.	0.55%^	27.98%	17.78%	15.84%
Equity	EQ/Fidelity Institutional AM® Large Cap – EIMG; FIAM LLC	0.87%^	25.22%	—	—
Equity	EQ/Franklin Small Cap Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Franklin Mutual Advisers, LLC	1.05%^	19.61%	10.43%	12.07%
Equity	EQ/Global Equity Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Invesco Advisers, Inc., Morgan Stanley Investment Management Inc.	1.14%^	15.91%	12.94%	10.45%
Equity	EQ/Goldman Sachs Mid Cap Value – EIMG; Goldman Sachs Asset Management L.P.	1.09%^	30.49%	—	—
Fixed Income	EQ/Intermediate Government Bond – EIMG; SSGA Funds Management, Inc.	0.65%^	-2.18%	1.47%	0.90%
Equity	EQ/International Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC, EARNEST Partners, LLC, Federated Global Investment Management Corp., Massachusetts Financial Services Company d/b/a MFS Investment Management	1.09%	10.02%	9.44%	6.79%
Equity	EQ/International Equity Index – EIMG; AllianceBernstein L.P.	0.79%	10.91%	8.03%	6.81%
Equity	EQ/International Managed Volatility† – EIMG; AllianceBernstein L.P., BlackRock Investment Management, LLC	0.91%	10.59%	8.77%	6.97%
Equity	EQ/International Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Harris Associates L.P.	1.08%	10.35%	7.76%	6.30%
Equity	EQ/Invesco Comstock – EIMG; Invesco Advisers, Inc.	1.00%^	33.02%	11.27%	12.58%
Equity	EQ/Invesco Global – EIMG; Invesco Advisers, Inc.	1.15%^	15.10%	17.60%	13.64%
Specialty	EQ/Invesco Global Real Assets – EIMG; Invesco Advisers, Inc., Invesco Asset Management Ltd.	1.18%	20.99%	—	—
Equity	EQ/Invesco International Growth – EIMG; Invesco Advisers, Inc.	1.14%	5.78%	—	—
Equity	EQ/Janus Enterprise – EIMG; Janus Henderson Investors US LLC(1)	1.04%	16.83%	18.93%	12.40%
Equity	EQ/JPMorgan Value Opportunities – EIMG; J.P. Morgan Investment Management Inc.	0.96%	23.18%	11.70%	14.05%
Equity	EQ/Large Cap Core Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Capital International, Inc., GQG Partners LLC, Vaughan Nelson Investment Management	0.87%	27.31%	17.05%	15.12%
Equity	EQ/Large Cap Growth Index – EIMG; AllianceBernstein L.P.	0.71%	26.70%	24.37%	18.92%
Equity	EQ/Large Cap Growth Managed Volatility† – EIMG; BlackRock Investment Management, LLC, HS Management Partners, LLC, Loomis, Sayles & Company, L.P., Polen Capital Management, LLC, T.Rowe Price Associates, Inc.	0.84%	24.38%	22.44%	17.85%
Equity	EQ/Large Cap Value Index – EIMG; AllianceBernstein L.P.	0.73%	24.20%	10.43%	12.20%
Equity	EQ/Large Cap Value Managed Volatility† – EIMG; AllianceBernstein L.P., Aristotle Capital Management, LLC, Massachusetts Financial Services Company d/b/a MFS Investment Management	0.85%	24.80%	11.16%	12.46%
Equity	EQ/Lazard Emerging Markets Equity – EIMG; Lazard Asset Management LLC	1.35%^	5.92%	—	—
Equity	EQ/Loomis Sayles Growth – EIMG; Loomis, Sayles & Company, L.P.	1.05%^	16.20%	21.12%	16.97%
Equity	EQ/MFS International Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	9.35%	13.97%	9.75%
Equity	EQ/MFS International Intrinsic Value – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%^	10.24%	—	—
Equity	EQ/MFS Mid Cap Focused Growth – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	18.83%	—	—
Specialty	EQ/MFS Technology – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.12%	13.76%	—	—
Specialty	EQ/MFS Utilities Series – EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%^	13.92%	—	—
Equity	EQ/Mid Cap Index – EIMG; AllianceBernstein L.P.	0.66%^	23.87%	12.32%	13.42%
Equity	EQ/Mid Cap Value Managed Volatility† – EIMG; BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Wellington Management Company LLP	0.94%	27.38%	10.52%	12.60%
Asset Allocation	EQ/Moderate Allocation† – EIMG	1.07%	8.43%	8.07%	6.92%

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Asset Allocation	EQ/Moderate Growth Strategy† – EIMG	0.97%	11.91%	9.49%	8.46%
Asset Allocation	EQ/Moderate-Plus Allocation† – EIMG	1.11%	12.67%	10.55%	9.26%
Cash/Cash Equivalent	EQ/Money Market* – EIMG; BNY Mellon Investment Adviser, Inc.	0.70%	0.16%	0.71%	0.35%
Equity	EQ/Morgan Stanley Small Cap Growth – EIMG; BlackRock Investment Management, LLC, Morgan Stanley Investment Management, Inc.	1.17%^	2.78%	26.15%	—
Fixed Income	EQ/PIMCO Global Real Return – EIMG; Pacific Investment Management Company LLC	0.92%^	4.01%	4.72%	—
Fixed Income	EQ/PIMCO Ultra Short Bond – EIMG; Pacific Investment Management Company LLC	0.80%^	-0.49%	1.21%	0.92%
Fixed Income	EQ/Quality Bond PLUS – EIMG; AllianceBernstein L.P., Pacific Investment Management Company LLC	0.79%	-2.18%	2.15%	1.53%
Equity	EQ/Small Company Index – EIMG; AllianceBernstein L.P.	0.62%	15.10%	11.78%	12.83%
Equity	EQ/T. Rowe Price Growth Stock – EIMG; T. Rowe Price Associates, Inc.	1.00%^	13.82%	21.74%	18.20%
Equity	EQ/Value Equity – EIMG; Aristotle Capital Management, LLC	0.91%	25.38%	9.61%	11.64%
Specialty	EQ/Wellington Energy – EIMG; Wellington Management Company LLP	1.19%^	35.48%	—	—
Equity	Multimanager Aggressive Equity – EIMG; 1832 Asset Management U.S. Inc., AllianceBernstein L.P., ClearBridge Investments, LLC, T. Rowe Price Associates, Inc., Westfield Capital Management Company, L.P.	0.95%	20.49%	23.74%	18.39%
Fixed Income	Multimanager Core Bond – EIMG; BlackRock Financial Management, Inc., DoubleLine Capital LP, Pacific Investment Management Company LLC, SSGA Funds Management, Inc.	0.85%^	-1.47%	2.90%	2.39%
Specialty	Multimanager Technology – EIMG; AllianceBernstein L.P., Allianz Global Investors U.S. LLC, Wellington Management Company LLP	1.24%^	20.81%	29.43%	22.07%
Asset Allocation	Target 2015 Allocation – EIMG	1.10%^	6.27%	7.50%	6.83%
Asset Allocation	Target 2025 Allocation – EIMG	1.09%	10.80%	9.98%	8.99%
Asset Allocation	Target 2035 Allocation – EIMG	1.05%	14.10%	11.65%	10.34%
Asset Allocation	Target 2045 Allocation – EIMG	1.05%	16.29%	12.68%	11.32%
Asset Allocation	Target 2055 Allocation – EIMG	1.10%^	18.30%	13.87%	—
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “A”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

†

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “Portfolios of the Trusts” for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

This is the Investment Manager or Sub Adviser’s (together the “Adviser”) new name, as applicable. The Adviser’s former name is Janus Capital Management LLC which may continue to be used in certain documents for a period of time after the date of this prospectus.

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® The Bond Fund of America – Capital Research and Management Company	0.70%^	-0.59%	3.96%	3.02%
Fixed Income	Delaware Ivy VIP High Income – Delaware Management Company; Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	0.95%	6.06%	5.48%	6.60%
Equity	Delaware Ivy VIP Small Cap Growth – Delaware Management Company; Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Global Limited	1.14%^	3.99%	15.83%	12.85%
Fixed Income	Invesco V.I. High Yield Fund – Invesco Advisers, Inc.	1.19%	4.00%	4.38%	5.34%
Equity	Invesco V.I. Main Street Mid Cap Fund® – Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
Equity	Invesco V.I. Small Cap Equity Fund – Invesco Advisers, Inc.	1.20%	20.09%	13.16%	12.01%
Equity	MFS® Investors Trust Series – Massachusetts Financial Services Company	1.03%^	26.51%	16.95%	15.17%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio – Massachusetts Financial Services Company	1.02%^	25.66%	22.53%	17.29%
Specialty	VanEck VIP Global Resources Fund – Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%
^	This Portfolio’s annual expenses reflect temporary fee reductions.

EQUI-VEST® ExpressSM (Series 700)

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

This summary prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (“SAI”) that include additional information about EQUI-VEST® ExpressSM (Series 700), the Company and Separate Account A. The prospectus and SAI, each dated May 1, 2022, are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH146650.

Class/Contract Identifier: C000024808